UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 20, 2008

CYGNE DESIGNS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22102	04-2843286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10866 Washington Blvd, P.O. Box 210, Culver City, California	90232
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 974-0797

P.O. Box 210
Culver, City, CA 90232

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

Cygne Designs, Inc. changed its principal place of business address to 10866 Washington Blvd, Post Office Box 210, Culver City, California 90232.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNE DESIGNS, INC.

Date: February 4, 2009	By:	/s/ Samuel J. Furrow, Jr.
	Name:	Samuel J. Furrow, Jr., CEO